EXHIBIT 99.1




AT SUCCESSORIES
John C. Carroll
(630) 820-7200

FOR IMMEDIATE RELEASE
MAY 5, 2003

         SUCCESSORIES REPORTS FISCAL YEAR ENDED FEBRUARY 1, 2003 RESULTS
                       COMPANY OWNED RETAIL STORES CLOSED
                     GOING CONCERN ISSUE RAISED BY AUDITORS

AURORA, IL, MAY 5, 2003 - On May 2, 2003, Successories (OTCBB:SCES) filed its Annual Report on Form 10-K for the fiscal year ended February 1, 2003. The Company reported a net loss of <$5,103,000> and a fully diluted loss per common share of <$0.56>. In fiscal 2001, the Company reported a net loss of
<$10,804,000> and fully diluted loss per common share of <$1.19>. Of the
<$5,103,000> net loss in fiscal 2002, <$2,826,000> was from discontinued
operations. The Company closed all of its 100% owned retail stores in fiscal
2002.

With respect to the previously announced merger between the Company and S.I. Acquisition LLC, preliminary proxy materials were filed with the Securities and Exchange Commission ("SEC") on March 7, 2003. The Company is in the process of responding to comments from the SEC and anticipates filing and mailing definitive proxy materials to shareholders in the second fiscal quarter of 2003.

As of February 1, 2003, the Company was in compliance with all the debt covenant requirements of its credit facility agreement. The Provident Bank extended the term of the credit facility to June 30, 2003. The bank has not given indication that they intend to renew the credit facility agreement. The Company continues discussions with various financing sources for funding alternatives to its current credit facility, and to date has not been able to secure alternate financing. The Company is currently in discussions with two banks to obtain a credit facility in the event the pending merger transaction with S.I. Acquisition LLC closes. In each case, the banks are requiring a personal guarantee or pledge of assets from the Company's Chairman of the Board, Jack Miller. In the event the merger transaction does not close and the Company is unable to secure additional bank borrowings or alternative sources of capital, the Company will have liquidity issues and as such, the Company's auditors have raised substantial doubt about the Company's ability to continue to operate as a going concern. In such event, the Company may consider filing for protection under the United States bankruptcy laws.





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Except for historical information in this release, the matters set forth herein may include forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations shall be realized. Potential risks and uncertainties include such factors as the financial strength of the economy, and the catalog industries in general, changes in consumer confidence, the level of consumer spending on motivational-type products and through the Internet, the competitive pricing environment within the markets that Successories distributes its products, the level of the Company's success in continuing to control costs and the Company's ability to increase certain margins through economies of scale. Additional risks and uncertainties include the Company's ability: to develop and introduce successful new products, generate funds or obtain outside sources of capital sufficient to meet its current operating and capital needs, as well as consummate the proposed merger. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. Those risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company intends these forward looking statements to speak only at the time of this release and does not undertake to revise or confirm said statements as more information becomes available.

Successories, Inc. designs, manufactures, and markets a diverse range of motivational and self-improvement products, many of which are the Company's own proprietary designs, for business and for personal motivation. The Company's products are sold via the millions of catalogs it mails each year and through a network of over 21 franchise and 2 joint venture store operations. Additionally, the Company's products may be purchased online via its website at www.successories.com.



                             Financial Data Follows













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                               SUCCESSORIES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                FISCAL YEAR ENDED
                                                           ----------------------------
                                                           FEBRUARY 1,      FEBRUARY 2,
                                                              2003             2002
                                                            (FISCAL          (FISCAL
                                                             2002)            2001)
                                                           -----------      -----------
Net product sales....................................       $  32,134        $  34,996
Cost of goods sold...................................          15,774           18,048
                                                            ---------        ---------

Gross profit on product sales........................          16,360           16,948

Fees, royalties & other income.......................             969            1,059
                                                            ---------        ---------

Gross margin.........................................          17,329           18,007

Operating expenses...................................          19,487           21,379
                                                            ---------        ---------

Loss from continuing operations before other expense
   and income tax....................................          (2,158)          (3,372)

Interest expense.....................................             242              269
Other (income) expenses, net.........................             (21)              32
                                                            ---------        ---------

Loss from continuing operations before income tax....          (2,379)          (3,673)

Income tax (benefit) expense.........................            (102)           4,873
                                                            ---------        ---------

Loss from continuing operations......................          (2,277)          (8,546)

Loss from discontinued operations....................          (2,826)          (2,039)
                                                            ---------        ---------

Loss before extraordinary item.......................          (5,103)         (10,585)

Extraordinary loss on early extinguishment of debt...               -              219
                                                            ---------        ---------

Net loss.............................................          (5,103)         (10,804)

Preferred stock dividends............................             218              220
                                                            ---------        ---------

Loss available to common stockholders................       $  (5,321)       $ (11,024)
                                                            =========        =========

Loss per share - basic and diluted:
   Loss from continuing operations...................       $   (0.26)       $   (0.95)
                                                            =========        =========
   Loss from discontinued operations.................       $   (0.30)       $   (0.22)
                                                            =========        =========
   Loss before extraordinary item....................       $       -        $   (0.02)
                                                            =========        =========
   Net loss..........................................       $   (0.56)       $   (1.19)
                                                            =========        =========
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                               SUCCESSORIES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           FEBRUARY 1,      FEBRUARY 2,
                                                               2003             2002
                                                           -----------      -----------
                       ASSETS
Current assets.......................................        $ 7,765          $10,592
Property and equipment, net..........................          1,993            3,914
Other assets.........................................            967            1,455
                                                             -------          -------

Total assets.........................................        $10,725          $15,961
                                                             =======          =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Revolving line of credit.............................        $ 1,131          $ 1,483
Current Liabilities..................................          3,484            3,249
Minority interest....................................              6               47
Stockholders' equity.................................          6,104           11,182
                                                             -------          -------

Total liabilities and stockholders' equity...........        $10,725          $15,961
                                                             =======          =======












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